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                                  EXHIBIT 10.7

                                 USG CORPORATION

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                              Annual Base Salaries
                                       of
                            Named Executive Officers
                             Effective March 1, 2007

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
                                                             ANNUAL
NAMED EXECUTIVE OFFICER               TITLE               BASE SALARY
-----------------------               -----               -----------
William C. Foote          Chairman and Chief Executive     $1,130,000
                          Officer

James S. Metcalf          President and Chief Operating       615,000
                          Officer

Edward M. Bosowski        Executive Vice President and        467,000
                          Chief Strategy Officer;
                          President, USG International

Stanley L. Ferguson       Executive Vice President and        415,000
                          General Counsel

Richard C. Fleming        Executive Vice President and        515,000
                          Chief Financial Officer
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